                                                                  EXHIBIT 10.114

                             UNITED STATES TAX COURT


T(2) MEDICAL, INC.,                )
                                   )
                     Petitioner,   )
                                   )
     v.                            )  Docket No. 13792-99
                                   )
COMMISSIONER OF INTERNAL REVENUE,  )
                                   )
                     Respondent.   )


                                    DECISION

     Pursuant to the stipulation of the parties in this case, and incorporating herein the facts stipulated by the parties as the findings of the Court, it is

     ORDERED AND DECIDED: That there are deficiencies in income tax due to the petitioner for the taxable years ended
September 30, 1987; September 30, 1989; September 30, 1990; and
September 30, 1991 in the amounts of $2,000.00; $1,532,034.00;
$6,733,729.00; and $1,601,499.00, respectively; and

     That there is no deficiency in income tax due from, nor overpayment due to, the petitioner for the taxable year ended
September 30, 1988.


                                     (Signed) Thomas B. Wells

                                     Judge.


Entered: Feb 4, 2004

                          *     *     *     *     *



     It is hereby stipulated that the Court may enter the foregoing decision in this case in accordance with the stipulation of the parties submitted herewith.

     It is further stipulated that interest will be assessed as provided by law on the deficiencies due from the petitioner.

Docket No. 13792-99                 - 2 -


     It is further stipulated that, effective upon the entry of this decision by the Court, petitioner waives the restrictions contained in I.R.C. Section 6213(a) prohibiting assessment and collection of the deficiencies (plus statutory interest) until the decision of the Tax Court becomes final.


                                     EMILY A. PARKER
                                     Acting Chief Counsel
                                     Internal Revenue Service


/s/ THOMAS D. ARBOGAST             By: /s/ DAVID J. MUNGO
----------------------                 ------------------
THOMAS D. ARBOGAST                     DAVID J. MUNGO
Counsel for Petitioner                 Associate Area Counsel (LMSB)
Tax Court Bar No. AT0051               Tax Court Bar No. MD0575
Schnader Harrison Segal &              1244 Speer Blvd., #500
  Lewis LLP                            Denver, Colorado 80204
120 Fifth Ave., Suite 2700             Telephone:(303) 844-3258
Pittsburgh, PA 15222-3001
Telephone:(412) 577-5200


Date:  1/26/2004                   Date: JAN 30, 2004
      -----------------                  ----------------

-----------------------------------------------------------------------------------------------------------------------------------
Form 433-D                                 Department of the Treasury - Internal Revenue Service
(Rev. March 2002)                                       Installment Agreement
                                                    (See Instructions on the attachment)
-----------------------------------------------------------------------------------------------------------------------------------
Name and address of taxpayer(s)                                        Social security or employer identification number
                                                                        (taxpayer) 59-2405366            (spouse)
T(2) Medical, Inc. and Subsidiaries                                    ------------------------------------------------------------
1675 Broadway Suite 900                                                Your telephone numbers (including area code)
Denver, CO 80202                                                           (home)                            (work or business)

                                                                       ------------------------------------------------------------
                                                                       For assistance, call or write Internal Revenue Service
                                                                       K White 5228 SO
                                                                       56 Inverness Dr East Englewood, CO 80112
                                                                                                        (City, State and Zip Code)
-----------------------------------------------------------------------------------------------------------------------------------

Employer (name and address): n/a
                            ---------------------------------------------------------------------------------------------------
Financial institution (name and address):
                                         --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Kind of taxes (form numbers)         Tax periods                                           Amount owed as of:
1120                                 09-30-1987,09-30-1989, 09-30-1990, 09-30-1991         $approximately $19,000,000, not
                                                                                           yet assessed



-----------------------------------------------------------------------------------------------------------------------------------
I/We agree to pay the federal taxes shown above, PLUS PENALTIES AND INTEREST PROVIDED BY LAW, as follows:
                                                 -------------------------------------------
     $725,000 on 10-01-2003 and $725,000 every three months thereafter until the total liability is paid in full. I/We also agree to increase or decrease the above installment payment as follows:
-----------------------------------------------------------------------------------------------------------------------------------
DATE OF INCREASE (OR DECREASE)            AMOUNT OF INCREASE (OR DECREASE)                NEW INSTALLMENT PAYMENT AMOUNT

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
THE TERMS OF THIS AGREEMENT ARE PROVIDED ON THE ATTACHMENT. PLEASE REVIEW THEM THOROUGHLY.
[SD] Please initial this box after you've reviewed all terms and any additional conditions.
-----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL CONDITIONS/TERMS (To be completed by IRS)
The taxpayer will initiate the necessary action to ensure that a credit of                NOTE: Internal Revenue Service employees
approximately $1.7 million is made available to apply to the subject liability.           may contact third parties in order to
                                                                                          process and maintain this agreement.
-----------------------------------------------------------------------------------------------------------------------------------
DIRECT DEBIT. - Attach a voided check or complete this part only if you choose to make payments by direct debit. Read the instructions found on the attached page of instructions.
                        a. Routing number:                          c. Account type (check on box): [ ] Checking [ ] Savings
                                           -----------------------
                        b. Account number:
                                           -----------------------
I authorize the U.S. Treasury and its designated Financial Agent to initiate a monthly ACH debit (electronic withdrawal) entry to the financial institution account indicated for payments of my Federal taxes owed, and the financial institution to debit the entry to this account. This authorization is to remain in full force and effect until I notify the U.S. Treasury Financial Agent to terminate the authorization. To revoke payment, I must contact the U.S. Treasury Financial Agent no later than 7 business days prior to the payment (settlement) date. I also authorize the financial institution involved in the processing of the electronic payment of taxes to receive confidential information necessary to answer inquiries related to the payments.
-----------------------------------------------------------------------------------------------------------------------------------
YOUR SIGNATURE                          TITLE (IF CORPORATE OFFICER OR PARTNER)              DATE
/s/ SCOTT R. DANITZ                     SVP, CFO & TREASURER                                        3-3-04
-----------------------------------------------------------------------------------------------------------------------------------
SPOUSE'S SIGNATURE (IF A JOINT LIABILITY)                                                    DATE

-----------------------------------------------------------------------------------------------------------------------------------
AGREEMENT EXAMINED OR APPROVED BY (SIGNATURE, TITLE, FUNCTION)                               DATE
/s/ JM BRADY GROUP MANAGER                                                                          3-15-04
-----------------------------------------------------------------------------------------------------------------------------------
FOR IRS USE ONLY:
  AGREEMENT LOCATOR NUMBER:                                                   A NOTICE OF FEDERAL TAX LIEN (check one box below)
  Input Review Suppress Indicator: "1" (unless specific balance due IA)       [ ] HAS ALREADY BEEN FILED
  [ ] Check box if specific balance due IA; then,                             [ ] WILL BE FILED IMMEDIATELY
      Input Review Suppress Indicator "6"                                     [ ] WILL BE FILED WHEN TAX IS ASSESSED
  Agreement Review Cycle:        Earliest CSED:                               [X] MAY BE FILED IF THIS AGREEMENT DEFAULTS
                         -------
  [ ] Check box if pre-assessed modules included
  Originator's ID#: /                            Originator Code:
  Name:                                          Title:


                                                Catalog No. 16644M                   www.irs.gov         Form 433-D (Rev. 3-2002)
-----------------------------------------------------------------------------------------------------------------------------------

                            INSTRUCTIONS TO TAXPAYER

If not already completed by an IRS employee, please fill in the information in the spaces provided on the front of this form for:

          o Your name (include spouse's name if a joint return) and current address;
          o Your social security number and/or employer identification number (whichever applies to your tax liability);
          o    Your home and work or business telephone numbers;
          o The complete name and address of your employer and your financial institution;
          o    The amount you can pay now as a partial payment;
          o The amount you can pay each month (or the amount determined by IRS personnel); and
          o The date you prefer to make this payment (This must be the same day for each month, from the 1st to the 28th). We must receive your payment by this date. If you elect the direct debit option, this is the day you want your payment electronically withdrawn from your financial institution account.

REVIEW THE TERMS OF THIS AGREEMENT.
When you've completed this agreement form, please sign and date it. Then, return
Part 1 to IRS at the address on the letter that came with it or the address shown in the "For assistance" box on the front of the form.

                            TERMS OF THIS AGREEMENT

By completing and submitting this agreement, you (the taxpayer) agree to the following terms:

o You will make each payment so that we (IRS) receive it by the monthly due date stated on the front of this form. IF YOU CANNOT MAKE A SCHEDULED PAYMENT, CONTACT US IMMEDIATELY.
o This agreement is based on your current financial condition. We may modify or terminate the agreement if our information shows that your ability to pay has significantly changed. You must provide updated financial information when requested.
o While this agreement is in effect, you must file all federal tax returns and pay any (federal) taxes you owe on time.
o We will apply your federal tax refunds or overpayments (if any) to the amount you owe until it is fully paid.
o You must pay a $43 user fee, which we have authority to deduct from your first payment(s).
o If you default on your installment agreement, you must pay a $24 reinstatement fee if we reinstate the agreement. We have the authority to deduct this fee from your first payment(s) after the agreement is reinstated.
o We will apply all payments on this agreement in the best interests of the United States.
o    WE CAN TERMINATE YOUR INSTALLMENT AGREEMENT IF:
     o    You do not make monthly installment payments as agreed.
     o    You do not pay any other federal tax debt when due.
     o    You do not provide financial information when requested.
o If we terminate your agreement, we may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.
o We may terminate this agreement at any time if we find that collection of the tax is in jeopardy.
o This agreement may require managerial approval. We'll notify you when we approve or don't approve the agreement.

                           HOW TO PAY BY DIRECT DEBIT

Instead of sending us a check, you can pay by direct debit (electronic withdrawal) from your account at a financial institution (such as a bank, mutual fund, brokerage firm, or credit union). To do so, fill in Lines a, b, and c. Contact your financial institution to make sure that a direct debit is allowed and to get the correct routing and account numbers.

LINE a. The first two digits of the routing number must be 01 through 12 or 21 through 32. Don't use a deposit slip to verify the number because it may contain internal routing numbers that are not part of the actual routing number.

LINE b. The account number can be up to 17 characters. Include hyphens but omit spaces and special symbols. Enter the number from left to right and leave any unused boxes blank.

NOTE: We will bill you for the first payment and the user fee. You must make the first payment by mail. All other payments will be electronically withdrawn on the same day each month from your account. IRS won't send you a reminder about this.

CHECKLIST FOR MAKING INSTALLMENT PAYMENTS:

          1. Write your social security or employer identification number on each payment.
          2.   Make your check or money order payable to "United States
               Treasury."
          3. Make each payment in an amount at least equal to the amount specified in this agreement.
          4. Don't double one payment and skip the next without contacting us first.
          5. Enclose a copy of the reminder notice, if you received one, with each payment using the envelope provided.
          6.   If you didn't receive an envelope, call the number below.

This agreement will not affect your liability (if any) for backup withholding under Public Law 98-67, the Interest and Dividend Compliance Act of 1983.

QUESTIONS? -- If you have any questions about the direct debit process or completing this form, please call the applicable telephone number below for assistance.

             1-800-829-0115    (Business)
             1-800-829-8374    (Individuals -- Self-Employed/Business Owners)
             1-800-829-0922    (Individuals -- Wage Earners)
--------------------------------------------------------------------------------
Catalog No. 16644M                                      Form 433-D (rev. 7-2002)